================================================================================


                      SECURITIES AND EXCHANGE COMMISSION
                            WASHINGTON, D.C. 20549
                                ______________

                                   FORM 8-K

               CURRENT REPORT PURSUANT TO SECTION 13 OR 15(d) OF
                      THE SECURITIES EXCHANGE ACT OF 1934

       Date Of Report (Date Of Earliest Event Reported):  April 27, 2000

                              VIRATA CORPORATION

            (Exact Name Of Registrant As Specified In Its Charter)


               DELAWARE                                      000-28157                              77-0521696
      (State Or Other Jurisdiction Of                (Commission File Number)            (IRS Employer Identification No.)
              Incorporation)

                       2933 BUNKER HILL LANE, SUITE 201
                        SANTA CLARA, CALIFORNIA  95054

              (Address Of Principal Executive Offices) (Zip Code)


      Registrant's Telephone Number, Including Area Code:  (408) 566-1000



================================================================================

Item 2.  Acquisition or Disposition of Assets.
------   ------------------------------------

       On April 27, 2000, Virata Corporation, a Delaware corporation (the "Registrant"), acquired Inverness Systems Ltd., an Israeli corporation ("Inverness Systems"), in exchange for approximately 1 million shares of Registrant's common stock (the "Acquisition"). Holders of Inverness Systems common stock and preferred stock will receive shares of the Registrant's common stock based on an exchange ratio of approximately 0.77 Registrant shares in exchange for each of their shares of Inverness Systems. In addition, the Registrant assumed all of the outstanding Inverness Systems stock options, which will entitle the holders thereof to purchase up to approximately 260,000 shares of Registrant's common stock. The Acquisition was effected by means of a stock purchase. As a result of the Acquisition, Inverness Systems has become a wholly-owned subsidiary of the Registrant. The consideration paid by the Registrant for Inverness Systems' outstanding capital stock and options was negotiated at arm's length between the parties on the basis of the Registrant's assessment of the value of Inverness Systems and its capital stock, following an investigation of, and discussions with Inverness Systems and its representatives concerning Inverness Systems, its business, and prospects. Certain of Inverness Systems' officers, including Jonathan Masel, President of Inverness Systems, have entered into employment and related agreements with the Registrant or its affiliates. To the Registrant's knowledge, there is no other material relationship between any of the former stockholders of Inverness Systems and the Registrant or any of its affiliates, any director or officer of the Registrant, or any associate of any such director or officer. A copy of a press release announcing the completion of the Acquisition is included herein as Exhibit 99.1 and is incorporated by reference into this Item 2.

Item 7.  Financial Statements, Pro Forma and Exhibits.
-------  --------------------------------------------

(a)  Financial Statements of Businesses Acquired.

     The required financial statements are not currently available. Pursuant to paragraph (a)(4) of Item 7, the required historical financial information will be filed or incorporated by reference as soon as practicable, but in no event later than July 11, 2000.

(b)  Pro Forma Financial Information.

     The required pro forma financial information is not currently available. Pursuant to paragraph (b)(2) of Item 7, the required the pro forma financial information will be filed as soon as practicable, but in no event later than July 11, 2000.

(c)  Exhibits

     Exhibit No.       Description
     -----------       -----------
     99.1              Press Release, dated May 4, 2000, announcing the
                       completion of the acquisition.

                                   Signature

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

     Dated as of May 5, 2000

                                       VIRATA CORPORATION

                                       By:     /s/ Andrew M. Vought
                                          -------------------------------------
                                          Andrew M. Vought
                                          Chief Financial Officer and Secretary

                                 EXHIBIT INDEX


                                                                                   Sequentially
                                                                                     Numbered
Exhibit No.            Description                                                     Page
-------------          ---------------------------------------------------        ---------------
99.1                   Press Release, dated May 4, 2000, announcing the
                       completion of the acquisition.